UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 8, 2025

Lumen Technologies, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive
Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)
(318)
388-9000
(Telephone number, including area code)

Level 3 Parent, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-35134	47-0210602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

931 14 th Street Denver, Colorado	80202
(Address of registrant’s principal executive offices)	(Zip Code)
Registrants’ telephone number, including area code: (720)
888-1000

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Lumen Technologies, Inc.	Common Stock, no-par value per share	LUMN	New York Stock Exchange
Lumen Technologies, Inc.	Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Indicat
e by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On December 8, 2025, Lumen Technologies, Inc. (“Lumen,” “us,” “we” or “our”) issued a press release announcing that its indirect wholly-owned subsidiary, Level 3 Financing, Inc. (“Level 3 Financing”), planned to offer $750 million aggregate principal amount of its Senior Notes due 2036 (the “Notes”) in a proposed private offering that would not be registered under the Securities Act of 1933, as amended (the “Securities Act”). Concurrently with the commencement of the offering, Level 3 Financing announced the commencement of cash tender offers (each, a “Tender Offer”) to purchase the outstanding notes described below, pursuant to, and on the terms and subject to the conditions set forth in, an Offer to Purchase and Consent Solicitation Statement, as supplemented (the “Offer to Purchase”). The notes offered to be purchased in the Tender Offers, listed in the order of priority, are Level 3 Financing’s (1) 4.000% Second Lien Notes due 2031, (2) 3.875% Second Lien Notes due 2030, (3) 4.500% Second Lien Notes due 2030, and (4) 4.875% Second Lien Notes due 2029 (collectively, the “Existing Second Lien Notes”) up to an aggregate purchase price, excluding accrued and unpaid interest, of $1.0 billion (the “Aggregate Purchase Price”). In connection with the Tender Offers, Level 3 Financing also announced the commencement of the solicitation of consents (the “Consent Solicitations”) to amend the indentures governing each series of Existing Second Lien Notes to, among other things, eliminate substantially all of the restrictive covenants and certain events of default and release all of the collateral securing the obligations of Level 3 Financing and the guarantors under the applicable indenture governing such series of Existing Second Lien Notes. Consents to the Collateral Release will not become operative with respect to any series of the Existing Second Lien Notes if the acceptance of such series is prorated in the applicable Tender Offer. That press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference as if set forth in full. The offering is expected to be completed on December 23, 2025, subject to the satisfaction or waiver of customary closing conditions.
On December 8, Lumen issued a subsequent press release announcing the pricing of $1.25 billion of the Notes in a private offering that would not be registered under the Securities Act, which represents a $500 million increase from the previously announced size of the offering. Level 3 Financing intends to use the net proceeds from this offering, together with cash on hand or other available liquidity, if necessary, to purchase its Existing Second Lien Notes pursuant the Tender Offers and to pay related fees and expenses. The Aggregate Purchase Price is increased to $1.5 billion from the previously announced amount of $1.0 billion. Level 3 Financing has correspondingly increased the minimum gross proceeds required from one or more debt financings to satisfy the financing condition set forth in the Offer to Purchase to $1.25 billion, from the previously announced amount of $750 million. To the extent any remaining proceeds are not applied to purchase the Existing Second Lien Notes in the Tender Offers or to pay related fees and expenses, Level 3 Financing intends to use the net proceeds for general corporate purposes. That press release is filed as Exhibit 99.2 to this Current Report and is incorporated herein by reference as if set forth in full.
The Current Report on Form
8-K
does not constitute an offer to sell, or a solicitation of an offer to buy, the Notes, nor will there be any sale of the Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful. The Current Report on Form
8-K
does not constitute an offer to buy or the solicitation of an offer to sell any Existing Second Lien Notes, nor will there be any purchase of Existing Second Lien Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful.
Forward-Looking Statements
Except for historical and factual information, the matters set forth in this Current Report on Form
8-K
identified by words such as “will,” “should,” “expects,” “anticipates,” “believes,” “plans,” “intends,” and similar expressions are forward-looking statements as defined by the federal securities laws, and are subject to the “safe harbor” protections thereunder. These forward-looking statements are not guarantees of future results and are based on current expectations only, and are subject to various uncertainties. Actual events and results may differ materially from those anticipated by us in those statements for several reasons, including those discussed in Exhibits 99.1 and 99.2. We may change our intentions or plans discussed in our forward-looking statements without notice at any time and for any reason.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description

99.1	Press Release dated December 8, 2025, relating to the proposed private offering of its Senior Notes due 2036 and concurrent tender offers and consent solicitations.

99.2	Press Release dated December 8] 2025, relating to the pricing of its 8.500% Senior Notes due 2036.

104	Cover Page Interactive Data File (formatted in iXBRL in Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Lumen Technologies, Inc. and Level 3 Parent, LLC have duly caused this Current Report to be signed on their behalf by the undersigned officer hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

By:	/s/ Chris Stansbury
Chris Stansbury
Executive Vice President and Chief Financial Officer

LEVEL 3 PARENT, LLC

By:	/s/ Chris Stansbury
Chris Stansbury
Executive Vice President and Chief Financial Officer
Dated: December 8, 2025